EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                           PERIOD ENDING JULY 31, 2004


The information which is required to be prepared with respect to the Payment Date of August 20, 2004 and with respect to the performance of the Trust during the period of July 1, 2004 through July 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to principal payment to the Class A Noteholder .................   $               -
                                                                                                                  -----------------

     2.  The amount of distribution in respect to principal payment to the Class B Noteholder .................   $               -
                                                                                                                  -----------------

     3.  The amount of distribution in respect to principal payment to the Class C Noteholder .................   $               -
                                                                                                                  -----------------

     4.  The amount of distribution in respect to principal payment to the Class D Noteholder .................   $               -
                                                                                                                  -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to the Class A Monthly Interest ................................             1.43806
                                                                                                                  -----------------

     2.  The amount of distribution in respect to the Class B Monthly Interest ................................             1.82556
                                                                                                                  -----------------

     3.  The amount of distribution in respect to the Class C Monthly Interest ................................             2.47139
                                                                                                                  -----------------

     4.  The amount of distribution in respect to the Class D Monthly Interest ................................             4.66722
                                                                                                                  -----------------

III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The total amount of distribution in respect to the Class A Noteholder ................................             1.43806
                                                                                                                  -----------------

     2.  The total amount of distribution in respect to the Class B Noteholder ................................             1.82556
                                                                                                                  -----------------

     3.  The total amount of distribution in respect to the Class C Noteholder ................................             2.47139
                                                                                                                  -----------------

     4.  The total amount of distribution in respect to the Class D Noteholder ................................             4.66722
                                                                                                                  -----------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

     1.  The aggregate amount of such Collections with respect to Principal Receivables for the
         Monthly Period preceding such Payment Date ...........................................................   $  640,232,054.73
                                                                                                                  -----------------

     2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
         Receivables for the Monthly Period preceding such Payment Date .......................................   $   54,613,891.73
                                                                                                                  -----------------

     3.  Recoveries for the preceding Monthly Period ..........................................................   $    1,404,294.40
                                                                                                                  -----------------

     4.  The Defaulted Amount for the preceding Monthly Period ................................................   $   19,156,608.91
                                                                                                                  -----------------

     5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
         Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
         Receivables for the preceding Monthly Period .........................................................                6.94%
                                                                                                                  -----------------

     6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
         Monthly Period .......................................................................................   $3,003,007,334.06
                                                                                                                  -----------------

     7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
         Monthly Period .......................................................................................   $3,024,962,804.98
                                                                                                                  -----------------

     8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
         beginning of the preceding Monthly Period ............................................................   $   56,494,924.98
                                                                                                                  -----------------

     9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
         last day of the preceding Monthly Period .............................................................   $   58,434,548.70
                                                                                                                  -----------------

     10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last
          day of the preceding Monthly Period .................................................................   $2,499,750,000.00
                                                                                                                  -----------------

     11.  The Transferor Interest as of the last day of the preceding Monthly Period ..........................   $  525,212,804.98
                                                                                                                  -----------------

     12.  The transferor percentage as of the last day of the preceding Monthly Period ........................               17.36%
                                                                                                                  -----------------

     13.  The Required Transferor Percentage ..................................................................                7.00%
                                                                                                                  -----------------

     14.  The Required Transferor Interest ....................................................................   $  211,747,396.35
                                                                                                                  -----------------

     15.  The monthly principal payment rate for the preceding Monthly Period .................................              21.320%
                                                                                                                  -----------------

     16.  The balance in the Excess Funding Account as of the last day of the preceding Monthly
          Period ..............................................................................................   $               -
                                                                                                                  -----------------

     17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                          Percentage                   Aggregate
                                                           of Total                     Account
                                                          Receivables                    Balance

          (a) Delinquent between 30 days and 59 days       1.301%                    $  40,117,126.09
          (b) Delinquent between 60 days and 89 days       1.059%                    $  32,664,685.14
          (c) Delinquent between 90 days and 119 days      0.919%                    $  28,329,430.08
          (d) Delinquent between 120 days and 149 days     0.700%                    $  21,573,838.40
          (e) Delinquent between 150 days and 179 days     0.774%                    $  23,877,473.15
          (f) Delinquent 180 days or greater               0.000%                    $             --
                                                           -----                     -----------------
          (g) Aggregate                                    4.753%                    $ 146,562,552.86
                                                           =====                     =================

V.  Information regarding Series 2000-C

     1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2000-C as of the last day of
         the related Monthly Period ..........................................................................      $400,000,000.00
                                                                                                                    ----------------

     2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2000-C on the last day of
         the related Monthly Period ..........................................................................      $400,000,000.00
                                                                                                                    ----------------
                                                                                                NOTE FACTORS
     3.  The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of
         the related Monthly Period .........................................................       1.0000          $320,000,000.00
                                                                                                                    ----------------

     4.  The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the related
         Monthly Period .....................................................................       1.0000          $ 38,000,000.00
                                                                                                                    ----------------

     5.  The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the related
         Monthly Period .....................................................................       1.0000          $ 28,000,000.00
                                                                                                                    ----------------

     6.  The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the related
         Monthly Period .....................................................................       1.0000          $ 14,000,000.00
                                                                                                                    ----------------

     7.  The Floating Investor Percentage with respect to the period:

     July 1, 2004 through July 26, 2004                                                                                  13.3199808%
                                                                                                                    ----------------
     July 27, 2004 through July 31, 2004                                                                                 13.1453210%
                                                                                                                    ----------------

     8.  The Fixed Investor Percentage with respect to the period:

     July 1, 2004 through July 26, 2004                                                                                         N/A
                                                                                                                    ----------------
     July 27, 2004 through July 31, 2004                                                                                        N/A
                                                                                                                    ----------------

     9.  The amount of Investor Principal Collections applicable to Series 2000-C ............................      $ 85,064,779.42
                                                                                                                    ----------------

     10a.  The amount of Available Finance Charge Collections on deposit
           in the Collection Account on the related Payment Date .............................................      $  5,465,813.24
                                                                                                                    ----------------

     10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
           Section 8.04(a) of the Master Indenture ...........................................................      $  1,793,393.98
                                                                                                                    ----------------

     11.   The Investor Default Amount for the related Monthly Period ........................................      $  2,526,636.96
                                                                                                                    ----------------

     12.   The Monthly Servicing Fee for the related Monthly Period...........................................      $    666,666.67
                                                                                                                    ----------------

     13.   Trust yields for the related Monthly Period

           a.  The cash yield for the related Monthly Period .................................................                21.78%
                                                                                                                    ----------------

           b.  The default rate for the related Monthly Period ...............................................                 7.58%
                                                                                                                    ----------------

           c.  The Net Portfolio Yield for the related Monthly Period ........................................                14.20%
                                                                                                                    ----------------

           d.  The Base Rate for the related Monthly Period ..................................................                 3.99%
                                                                                                                    ----------------

           e.  The Excess Spread Percentage for the related Monthly Period ...................................                10.21%
                                                                                                                    ----------------

           f.  The Quarterly Excess Spread Percentage for the related Monthly Period .........................                10.65%
                                                                                                                    ----------------

             i) Excess Spread Percentage related to           Jul-04                                                          10.21%
                                                                                                                    ----------------

             ii) Excess Spread Percentage related to          Jun-04                                                          12.09%
                                                                                                                    ----------------

             iii) Excess Spread Percentage related to         May-04                                                           9.65%
                                                                                                                    ----------------

     14.  Floating Rate Determinations:

     LIBOR for the Interest Period from July 20, 2004 through and including August 19, 2004                                 1.42000%
                                                                                                                    ----------------

     15.  Principal Funding Account

          a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits
              and withdraws for the related Payment Date) .....................................................     $             -
                                                                                                                    ----------------

          b.  The Accumulation Shortfall with respect to the related Monthly Period ...........................     $             -
                                                                                                                    ----------------

          c.  The Principal Funding Investment Proceeds deposited in the Collection
              Account to be treated as Available Finance Charge Collections ...................................     $             -
                                                                                                                    ----------------

     16.  Reserve Account

          a.  The amount on deposit in the Reserve Account on the related Payment
              Date (after taking into consideration deposits and withdraws for the
              related Payment Date) ...........................................................................     $             -
                                                                                                                    ----------------

          b.  The Reserve Draw Amount for the related Monthly Period deposited into
              the Collection Account to be treated as Available Finance Charge Collections ....................     $             -
                                                                                                                    ----------------

          c.  Interest earnings on the Reserve Account deposited into the Collection
              Account to be treated as Available Finance Charge Collections ...................................     $             -
                                                                                                                    ----------------

     17.  Cash Collateral Account

          a.  The Required Cash Collateral Account Amount on the related Payment Date .........................     $  7,000,000.00
                                                                                                                    ----------------

          b.  The Available Cash Collateral Account Amount on the related Payment Date ........................     $  7,000,000.00
                                                                                                                    ----------------

     18.  Investor Charge-Offs

          a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period .....................     $             -
                                                                                                                    ----------------

          b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date .....................     $             -
                                                                                                                    ----------------

     19.  The Monthly Principal Reallocation Amount for the related Monthly Period ............................     $             -
                                                                                                                    ----------------

                             Advanta Bank Corp.
                             as Servicer

                             By: /s/ SUSAN MCVEIGH
                             Name: Susan McVeigh
                             Title:  Assistant Vice President

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                           PERIOD ENDING JULY 31, 2004


The information which is required to be prepared with respect to the Payment Date of August 20, 2004 and with respect to the performance of the Trust during the period of July 1, 2004 through July 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to principal payment to the Class A Noteholder .................   $              -
                                                                                                                  -----------------

     2.  The amount of distribution in respect to principal payment to the Class B Noteholder .................   $              -
                                                                                                                  -----------------

     3.  The amount of distribution in respect to principal payment to the Class C Noteholder .................   $              -
                                                                                                                  -----------------

     4.  The amount of distribution in respect to principal payment to the Class D Noteholder .................   $              -
                                                                                                                  -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to the Class A Monthly Interest ................................             1.48111
                                                                                                                  -----------------

     2.  The amount of distribution in respect to the Class B Monthly Interest ................................             1.95472
                                                                                                                  -----------------

     3.  The amount of distribution in respect to the Class C Monthly Interest ................................             2.55750
                                                                                                                  -----------------

     4.  The amount of distribution in respect to the Class D Monthly Interest ................................             5.52833
                                                                                                                  -----------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The total amount of distribution in respect to the Class A Noteholder ................................             1.48111
                                                                                                                  -----------------

     2.  The total amount of distribution in respect to the Class B Noteholder ................................             1.95472
                                                                                                                  -----------------

     3.  The total amount of distribution in respect to the Class C Noteholder ................................             2.55750
                                                                                                                  -----------------

     4.  The total amount of distribution in respect to the Class D Noteholder ................................             5.52833
                                                                                                                  -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

     1.  The aggregate amount of such Collections with respect to Principal Receivables for the
         Monthly Period preceding such Payment Date ...........................................................   $  640,232,054.73
                                                                                                                  -----------------

     2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
         Receivables for the Monthly Period preceding such Payment Date .......................................   $   54,613,891.73
                                                                                                                  -----------------

     3.  Recoveries for the preceding Monthly Period ..........................................................   $    1,404,294.40
                                                                                                                  -----------------

     4.  The Defaulted Amount for the preceding Monthly Period ................................................   $   19,156,608.91
                                                                                                                  -----------------

     5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
         Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
         Receivables for the preceding Monthly Period .........................................................                6.94%
                                                                                                                  -----------------

     6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
         Monthly Period .......................................................................................   $3,003,007,334.06
                                                                                                                  -----------------

     7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
         Monthly Period .......................................................................................   $3,024,962,804.98
                                                                                                                  -----------------

     8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
         beginning of the preceding Monthly Period ............................................................   $   56,494,924.98
                                                                                                                  -----------------

   9.   The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of
        the preceding Monthly Period ........................................................................   $   58,434,548.70
                                                                                                                -----------------

   10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last
        day of the preceding Monthly Period .................................................................   $2,499,750,000.00
                                                                                                                -----------------

   11.  The Transferor Interest as of the last day of the preceding Monthly Period ..........................   $  525,212,804.98
                                                                                                                -----------------

   12.  The transferor percentage as of the last day of the preceding Monthly Period ........................               17.36%
                                                                                                                -----------------

   13.  The Required Transferor Percentage ..................................................................                7.00%
                                                                                                                -----------------

   14.  The Required Transferor Interest ....................................................................   $  211,747,396.35
                                                                                                                -----------------

   15.  The monthly principal payment rate for the preceding Monthly Period .................................              21.320%
                                                                                                                -----------------

   16.  The balance in the Excess Funding Account as of the last day of the
        preceding Monthly Period. ...........................................................................   $               -
                                                                                                                -----------------

   17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                         Percentage              Aggregate
                                                          of Total                Account
                                                         Receivables              Balance

         (a) Delinquent between 30 days and 59 days         1.301%            $ 40,117,126.09
         (b) Delinquent between 60 days and 89 days         1.059%            $ 32,664,685.14
         (c) Delinquent between 90 days and 119 days        0.919%            $ 28,329,430.08
         (d) Delinquent between 120 days and 149 days       0.700%            $ 21,573,838.40
         (e) Delinquent between 150 days and 179 days       0.774%            $ 23,877,473.15
         (f) Delinquent 180 days or greater                 0.000%            $             -
                                                            -------           ----------------
         (g) Aggregate                                      4.753%            $146,562,552.86
                                                            =======           ================

V.  Information regarding Series 2001-A

    1.  The amount of Principal Receivables in the Trust  represented by the Invested Amount of
        Series 2001-A as of the last day of the related Monthly Period .......................................      $300,000,000.00
                                                                                                                    ----------------

    2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested
        Amount of Series 2001-A on the last day of the related Monthly Period ................................      $300,000,000.00
                                                                                                                    ----------------
                                                                                                NOTE FACTORS
    3.  The amount of Principal Receivables in the Trust represented by the Class A Note
        Principal Balance on the last day of the related Monthly Period ........................    1.0000          $240,000,000.00
                                                                                                                    ----------------

    4.  The amount of Principal Receivables in the Trust represented by the Class B Note
        Principal Balance on the last day of the related Monthly Period ........................    1.0000          $ 28,500,000.00
                                                                                                                    ----------------

    5.  The amount of Principal Receivables in the Trust represented by the Class C Note
        Principal Balance on the last day of the related Monthly Period ........................    1.0000          $ 21,000,000.00
                                                                                                                    ----------------

    6.  The amount of Principal Receivables in the trust represented by the Class D Note
        Principal Balance on the last day of the related Monthly Period ........................    1.0000          $ 10,500,000.00
                                                                                                                    ----------------

    7.  The Floating Investor Percentage with respect to the period:

    July 1, 2004 through July 26, 2004                                                                                    9.9899856%
                                                                                                                    ----------------
    July 27, 2004 through July 31, 2004                                                                                   9.8589908%
                                                                                                                    ----------------

    8.  The Fixed Investor Percentage with respect to the period:

    July 1, 2004 through July 26, 2004                                                                                         N/A
                                                                                                                    ----------------
    July 27, 2004 through July 31, 2004                                                                                        N/A
                                                                                                                    ----------------

    9. The amount of Investor Principal Collections applicable to Series 2001-A ..............................      $ 63,798,584.63
                                                                                                                    ----------------

    10a.  The amount of Available Finance Charge Collections on deposit in the Collection Account
          on the related Payment Date ........................................................................      $  4,099,359.93
                                                                                                                    ----------------

    10b.  The amount of Available Finance Charge Collections not on deposit in the Collection
          Account on the related Payment Date pursuant to Section 8.04(a) of the Master
          Indenture ..........................................................................................      $  1,345,045.49
                                                                                                                    ----------------

    11.  The Investor Default Amount for the related Monthly Period ..........................................      $  1,894,977.73
                                                                                                                    ----------------

    12.  The Monthly Servicing Fee for the related Monthly Period ............................................      $    500,000.00
                                                                                                                    ----------------

     13. Trust yields for the related Monthly Period

         a. The cash yield for the related Monthly Period ....................................................                21.78%
                                                                                                                    ----------------

         b. The default rate for the related Monthly Period ..................................................                 7.58%
                                                                                                                    ----------------

         c. The Net Portfolio Yield for the related Monthly Period ...........................................                14.20%
                                                                                                                    ----------------

         d. The Base Rate for the related Monthly Period .....................................................                 4.09%
                                                                                                                    ----------------

         e. The Excess Spread Percentage for the related Monthly Period ......................................                10.11%
                                                                                                                    ----------------

         f. The Quarterly Excess Spread Percentage for the related Monthly Period ............................                10.55%
                                                                                                                    ----------------

                  i) Excess Spread Percentage related to            Jul-04                                                    10.11%
                                                                                                                    ----------------

                  ii) Excess Spread Percentage related to           Jun-04                                                    12.00%
                                                                                                                    ----------------

                  iii) Excess Spread Percentage related to          May-04                                                     9.55%
                                                                                                                    ----------------

     14.  Floating Rate Determinations:

     LIBOR for the Interest Period from  July 20, 2004 through and including August 19, 2004 .................              1.42000%
                                                                                                                    ----------------

     15.  Principal Funding Account

          a.  The amount on deposit in the Principal Funding Account on the related Payment
              Date (after taking into consideration deposits and withdraws for the related
              Payment Date) ..................................................................................      $             -
                                                                                                                    ----------------

          b.  The Accumulation Shortfall with respect to the related Monthly Period ..........................      $             -
                                                                                                                    ----------------

          c.  The Principal Funding Investment Proceeds deposited in the Collection Account to be
              treated as Available Finance Charge Collections ................................................      $             -
                                                                                                                    ----------------

     16.  Reserve Account

          a.  The amount on deposit in the Reserve Account on the related Payment Date
              (after taking into consideration deposits and withdraws for the related Payment Date)...........      $             -
                                                                                                                    ----------------

          b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection
              Account to be treated as Available Finance Charge Collections ..................................      $             -
                                                                                                                    ----------------

          c.  Interest earnings on the Reserve Account deposited into the Collection Account to be
              treated as Available Finance Charge Collections ................................................      $             -
                                                                                                                    ----------------

     17.  Cash Collateral Account

          a.  The Required Cash Collateral Account Amount on the related Payment Date ........................      $  5,250,000.00
                                                                                                                    ----------------

          b.  The Available Cash Collateral Account Amount on the related Payment Date .......................      $  5,250,000.00
                                                                                                                    ----------------

     18.  Investor Charge-Offs

          a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period ....................      $             -
                                                                                                                    ----------------

          b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ....................      $             -
                                                                                                                    ----------------

     19.  The Monthly Principal Reallocation Amount for the related Monthly Period ...........................      $             -
                                                                                                                    ----------------

                               Advanta Bank Corp.
                                  as Servicer

                             By: /s/ SUSAN MCVEIGH
                              Name: Susan McVeigh
                        Title:  Assistant Vice President

EXHIBIT C

CLASS A CUSIP #00761HAK7
CLASS B CUSIP #00761HAL5
CLASS C CUSIP #00761HAM3



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2002-A
                           PERIOD ENDING JULY 31, 2004


The information which is required to be prepared with respect to the Payment Date of August 20, 2004 and with respect to the performance of the Trust during the period of July 1, 2004 through July 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2002-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to principal payment to the Class A Noteholder ..................   $               -
                                                                                                                  -----------------

    2.  The amount of distribution in respect to principal payment to the Class B Noteholder ..................   $               -
                                                                                                                  -----------------

    3.  The amount of distribution in respect to principal payment to the Class C Noteholder ..................   $               -
                                                                                                                  -----------------

    4.  The amount of distribution in respect to principal payment to the Class D Noteholder ..................   $               -
                                                                                                                  -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to the Class A Monthly Interest .................................             1.39500
                                                                                                                  -----------------

    2.  The amount of distribution in respect to the Class B Monthly Interest .................................             1.82556
                                                                                                                  -----------------

    3.  The amount of distribution in respect to the Class C Monthly Interest .................................             2.72972
                                                                                                                  -----------------

    4.  The amount of distribution in respect to the Class D Monthly Interest .................................             6.82000
                                                                                                                  -----------------

III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The total amount of distribution in respect to the Class A Noteholder .................................             1.39500
                                                                                                                  -----------------

    2.  The total amount of distribution in respect to the Class B Noteholder .................................             1.82556
                                                                                                                  -----------------

    3.  The total amount of distribution in respect to the Class C Noteholder .................................             2.72972
                                                                                                                  -----------------

    4.  The total amount of distribution in respect to the Class D Noteholder .................................             6.82000
                                                                                                                  -----------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

    1.  The aggregate amount of such Collections with respect to Principal Receivables for the
        Monthly Period preceding such Payment Date ............................................................   $  640,232,054.73
                                                                                                                  -----------------

    2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
        Receivables for the Monthly Period preceding such Payment Date ........................................   $   54,613,891.73
                                                                                                                  -----------------

    3.  Recoveries for the preceding Monthly Period ...........................................................   $    1,404,294.40
                                                                                                                  -----------------

    4.  The Defaulted Amount for the preceding Monthly Period .................................................   $   19,156,608.91
                                                                                                                  -----------------

    5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the average Receivables
        for the preceding Monthly Period ......................................................................                6.94%
                                                                                                                  -----------------

    6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
        Monthly Period ........................................................................................   $3,003,007,334.06
                                                                                                                  -----------------

    7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
        Monthly Period ........................................................................................   $3,024,962,804.98
                                                                                                                  -----------------

    8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
        beginning of the preceding Monthly Period .............................................................   $   56,494,924.98
                                                                                                                  -----------------

    9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day

        of the preceding Monthly Period ......................................................................    $  58,434,548.70
                                                                                                                  -----------------

    10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
        of the preceding Monthly Period. ......................................................................   $2,499,750,000.00
                                                                                                                  -----------------

    11. The Transferor Interest as of the last day of the preceding Monthly Period  ...........................   $  525,212,804.98
                                                                                                                  -----------------

    12. The transferor percentage as of the last day of the preceding Monthly Period  .........................               17.36%
                                                                                                                  -----------------

    13. The Required Transferor Percentage  ...................................................................                7.00%
                                                                                                                  -----------------

    14. The Required Transferor Interest ......................................................................   $  211,747,396.35
                                                                                                                  -----------------

    15. The monthly principal payment rate for the preceding Monthly Period ...................................              21.320%
                                                                                                                  -----------------

    16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period ..........   $               -
                                                                                                                  -----------------

    17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                        Percentage          Aggregate
                                                         of Total            Account
                                                        Receivables          Balance

         (a) Delinquent between 30 days and 59 days        1.301%        $ 40,117,126.09
         (b) Delinquent between 60 days and 89 days        1.059%        $ 32,664,685.14
         (c) Delinquent between 90 days and 119 days       0.919%        $ 28,329,430.08
         (d) Delinquent between 120 days and 149 days      0.700%        $ 21,573,838.40
         (e) Delinquent between 150 days and 179 days      0.774%        $ 23,877,473.15
         (f) Delinquent 180 days or greater                0.000%        $             -
                                                           -----         ---------------
         (g) Aggregate                                     4.753%        $146,562,552.86
                                                           =====         ===============


V.  Information regarding Series 2002-A

    1.  The amount of Principal Receivables in the Trust represented by the Invested
        Amount of Series 2002-A as of the last day of the related Monthly Period .............................      $300,000,000.00
                                                                                                                    ----------------

    2.  The amount of Principal Receivables in the Trust represented by the Adjusted
        Invested Amount of Series 2002-A on the last day of the related Monthly Period .......................      $300,000,000.00
                                                                                                                    ----------------
                                                                                                NOTE FACTORS
    3.  The amount of Principal Receivables in the Trust represented by the Class A Note
        Principal Balance on the last day of the related Monthly Period .....................       1.0000          $240,000,000.00
                                                                                                                    ----------------

    4.  The amount of Principal Receivables in the Trust represented by the Class B Note
        Principal Balance on the last day of the related Monthly Period .....................       1.0000          $ 27,750,000.00
                                                                                                                    ----------------

    5.  The amount of Principal Receivables in the Trust represented by the Class C Note
        Principal Balance on the last day of the related Monthly Period .....................       1.0000          $ 21,750,000.00
                                                                                                                    ----------------

    6.  The amount of Principal Receivables in the trust represented by the Class D Note
        Principal Balance on the last day of the related Monthly Period .....................       1.0000          $ 10,500,000.00
                                                                                                                    ----------------

    7.  The Floating Investor Percentage with respect to the period:

    July 1, 2004 through July 26, 2004                                                                                    9.9899856%
                                                                                                                    ----------------
    July 27, 2004 through July 31, 2004                                                                                   9.8589908%
                                                                                                                    ----------------

    8.  The Fixed Investor Percentage with respect to the period:

    July 1, 2004 through July 26, 2004                                                                                          N/A
                                                                                                                    ----------------
    July 27, 2004 through July 31, 2004                                                                                         N/A
                                                                                                                    ----------------

    9.  The amount of Investor Principal Collections applicable to Series 2002-A  ............................      $ 63,798,584.63
                                                                                                                    ----------------

    10a. The amount of the Investor Finance Charge Collections on deposit in the
         Collection Account on the Related Payment Date to be treated as Servicer
         Interchange .........................................................................................      $     62,500.00
                                                                                                                    ----------------

    10b. The amount of Available Finance Charge Collections on deposit in the
         Collection Account on the related Payment Date  .....................................................      $  4,099,359.93
                                                                                                                    ----------------

    10c. The amount of Available Finance Charge Collections not on deposit in the
         Collection Account on the related Payment Date pursuant to Section 8.04(a)
         of the Master Indenture .............................................................................     $  1,282,545.49
                                                                                                                    ----------------

    11.  The Investor Default Amount for the related Monthly Period ..........................................      $  1,894,977.73
                                                                                                                    ----------------

    12.  The Monthly Servicing Fee for the related Monthly Period ............................................      $    500,000.00
                                                                                                                    ----------------

    13.  Trust yields for the related Monthly Period

         a. The cash yield for the related Monthly Period .....................................................               21.78%
                                                                                                                    ----------------

         b. The default rate for the related Monthly Period ...................................................                7.58%
                                                                                                                    ----------------

         c. The Net Portfolio Yield for the related Monthly Period ............................................               14.20%
                                                                                                                    ----------------

         d. The Base Rate for the related Monthly Period ......................................................                4.07%
                                                                                                                    ----------------

         e. The Excess Spread Percentage for the related Monthly Period .......................................               10.13%
                                                                                                                    ----------------

         f. The Quarterly Excess Spread Percentage for the related Monthly Period .............................               10.58%
                                                                                                                    ----------------

           i) Excess Spread Percentage related to           Jul-04                                                            10.13%
                                                                                                                    ----------------

           ii) Excess Spread Percentage related to          Jun-04                                                            12.02%
                                                                                                                    ----------------

           iii) Excess Spread Percentage related to         May-04                                                             9.58%
                                                                                                                    ----------------

    14.  Floating Rate Determinations:

    LIBOR for the Interest Period from July 20, 2004 through and including August 19, 2004                                1.42000%
                                                                                                                    ----------------

    15.  Principal Funding Account

         a.  The amount on deposit in the Principal Funding Account on the related
             Payment Date (after taking into consideration deposits and withdraws for the
             related Payment Date) ............................................................................     $             -
                                                                                                                    ----------------

         b.  The Accumulation Shortfall with respect to the related Monthly Period ............................     $             -
                                                                                                                    ----------------

         c.  The Principal Funding Investment Proceeds deposited in the Collection Account to be
             treated as Available Finance Charge Collections ..................................................     $             -
                                                                                                                    ----------------

    16.  Reserve Account

         a.  The amount on deposit in the Reserve Account on the related Payment Date (after taking
             into consideration deposits and withdraws for the related Payment Date) ..........................     $             -
                                                                                                                    ----------------

         b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection
             Account to be treated as Available Finance Charge Collections ....................................     $             -
                                                                                                                    ----------------

         c.  Interest earnings on the Reserve Account deposited into the Collection Account to be
             treated as Available Finance Charge Collections ..................................................     $             -
                                                                                                                    ----------------

    17.  Cash Collateral Account

         a.  The Required Cash Collateral Account Amount on the related Payment Date ..........................        6,000,000.00
                                                                                                                    ----------------

         b.  The Available Cash Collateral Account Amount on the related Payment Date .........................     $  6,000,000.00
                                                                                                                    ----------------

    18.  Investor Charge-Offs

         a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period ......................     $             -
                                                                                                                    ----------------

         b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ......................     $             -
                                                                                                                    ----------------

    19.  The Monthly Principal Reallocation Amount for the related Monthly Period .............................     $             -
                                                                                                                    ----------------

                             Advanta Bank Corp.
                             as Servicer

                             By: /s/ SUSAN MCVEIGH
                             Name: Susan McVeigh
                             Title:  Assistant Vice President

EXHIBIT C


CLASS A CUSIP #00761HAP6
CLASS B CUSIP #00761HAQ4
CLASS C CUSIP #00761HAR2



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-A
                           PERIOD ENDING JULY 31, 2004


The information which is required to be prepared with respect to the Payment Date of August 20, 2004 and with respect to the performance of the Trust during the period of July 1, 2004 through July 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to principal payment to the Class A Noteholder ..................   $               -
                                                                                                                  ------------------

    2.  The amount of distribution in respect to principal payment to the Class B Noteholder ..................   $               -
                                                                                                                  ------------------

    3.  The amount of distribution in respect to principal payment to the Class C Noteholder ..................   $               -
                                                                                                                  ------------------

    4.  The amount of distribution in respect to principal payment to the Class D Noteholder ..................   $               -
                                                                                                                  ------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to the Class A Monthly Interest .................................             1.56722
                                                                                                                  ------------------

    2.  The amount of distribution in respect to the Class B Monthly Interest .................................             2.72972
                                                                                                                  ------------------

    3.  The amount of distribution in respect to the Class C Monthly Interest .................................             4.23667
                                                                                                                  ------------------

    4.  The amount of distribution in respect to the Class D Monthly Interest .................................             8.11167
                                                                                                                  ------------------

III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The total amount of distribution in respect to the Class A Noteholder .................................             1.56722
                                                                                                                  ------------------

    2.  The total amount of distribution in respect to the Class B Noteholder .................................             2.72972
                                                                                                                  ------------------

    3.  The total amount of distribution in respect to the Class C Noteholder .................................             4.23667
                                                                                                                  ------------------

    4.  The total amount of distribution in respect to the Class D Noteholder .................................             8.11167
                                                                                                                  ------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

    1.  The aggregate amount of such Collections with respect to Principal Receivables for the
        Monthly Period preceding such Payment Date ............................................................   $  640,232,054.73
                                                                                                                  ------------------

    2.  The aggregate amount of such Collections with respect to Finance Charge and
        Administrative Receivables for the Monthly Period preceding such Payment Date .........................   $   54,613,891.73
                                                                                                                  ------------------

    3.  Recoveries for the preceding Monthly Period ...........................................................   $    1,404,294.40
                                                                                                                  ------------------

    4.  The Defaulted Amount for the preceding Monthly Period .................................................   $   19,156,608.91
                                                                                                                  ------------------

    5.  The annualized percentage equivalent of a fraction, the numerator of which is the
        Defaulted Amount less Recoveries for the preceding Monthly Period, and the
        denominator is the average Receivables for the preceding Monthly Period ...............................                6.94%
                                                                                                                  ------------------

    6.  The total amount of Principal Receivables in the trust at the beginning of the
        preceding Monthly Period ..............................................................................   $3,003,007,334.06
                                                                                                                  ------------------

    7.  The total amount of Principal Receivables in the trust as of the last day of the
        preceding Monthly Period ..............................................................................   $3,024,962,804.98
                                                                                                                  ------------------

    8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
        beginning of the preceding Monthly Period .............................................................   $   56,494,924.98
                                                                                                                  ------------------

    9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of the

        preceding Monthly Period .............................................................................    $   58,434,548.70
                                                                                                                  ------------------

    10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
        of the preceding Monthly Period ......................................................................   $2,499,750,000.00
                                                                                                                  ------------------

    11. The Transferor Interest as of the last day of the preceding Monthly Period ...........................   $  525,212,804.98
                                                                                                                 ------------------

    12. The transferor percentage as of the last day of the preceding Monthly Period .........................               17.36%
                                                                                                                 ------------------

    13. The Required Transferor Percentage ...................................................................                7.00%
                                                                                                                 ------------------

    14. The Required Transferor Interest .....................................................................   $  211,747,396.35
                                                                                                                 ------------------

    15. The monthly principal payment rate for the preceding Monthly Period ..................................              21.320%
                                                                                                                 ------------------

    16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period .........   $               -
                                                                                                                 ------------------

    17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                            Percentage           Aggregate
                                                             of Total             Account
                                                           Receivables            Balance

        (a) Delinquent between 30 days and 59 days            1.301%          $ 40,117,126.09
        (b) Delinquent between 60 days and 89 days            1.059%          $ 32,664,685.14
        (c) Delinquent between 90 days and 119 days           0.919%          $ 28,329,430.08
        (d) Delinquent between 120 days and 149 days          0.700%          $ 21,573,838.40
        (e) Delinquent between 150 days and 179 days          0.774%          $ 23,877,473.15
        (f) Delinquent 180 days or greater                    0.000%          $             -
                                                              -----           ---------------
        (g) Aggregate                                         4.753%          $146,562,552.86
                                                              =====           ===============

V.  Information regarding Series 2003-A

    1.  The amount of Principal Receivables in the Trust represented by the Invested
        Amount of Series 2003-A as of the last day of the related Monthly Period .............................      $400,000,000.00
                                                                                                                    ----------------

    2.  The amount of Principal Receivables in the Trust represented by the Adjusted
        Invested Amount of Series 2003-A on the last day of the related Monthly Period .......................      $400,000,000.00
                                                                                                                    ----------------
                                                                                                NOTE FACTORS
    3.  The amount of Principal Receivables in the Trust represented by the Class A Note
        Principal Balance on the last day of the related Monthly Period ......................      1.0000          $320,000,000.00
                                                                                                                    ----------------

    4.  The amount of Principal Receivables in the Trust represented by the Class B Note
        Principal Balance on the last day of the related Monthly Period ......................      1.0000          $ 37,000,000.00
                                                                                                                    ----------------

    5.  The amount of Principal Receivables in the Trust represented by the Class C Note
        Principal Balance on the last day of the related Monthly Period ......................      1.0000          $ 29,000,000.00
                                                                                                                    ----------------

    6.  The amount of Principal Receivables in the trust represented by the Class D Note
        Principal Balance on the last day of the related Monthly Period ......................      1.0000          $ 14,000,000.00
                                                                                                                    ----------------

    7.  The Floating Investor Percentage with respect to the period:

    July 1, 2004 through July 26, 2004                                                                                   13.3199808%
                                                                                                                    ----------------
    July 27, 2004 through July 31, 2004                                                                                  13.1453210%
                                                                                                                    ----------------

    8.  The Fixed Investor Percentage with respect to the period:

    July 1, 2004 through July 26, 2004                                                                                          N/A
                                                                                                                    ----------------
    July 27, 2004 through July 31, 2004                                                                                         N/A
                                                                                                                    ----------------

    9. The amount of Investor Principal Collections applicable to Series 2003-A ..............................      $ 85,064,779.42
                                                                                                                    ----------------

    10a.  The amount of the Investor Finance Charge Collections on deposit in the
          Collection Account on the Related Payment Date to be treated as Servicer Interchange ...............      $     83,333.33
                                                                                                                    ----------------

    10b.  The amount of Available Finance Charge Collections on deposit in the
          Collection Account on the related Payment Date .....................................................      $  5,465,813.24
                                                                                                                    ----------------

    10c.  The amount of Available Finance Charge Collections not on deposit in the
          Collection Account on the related Payment Date pursuant to Section 8.04(a)
          of the Master Indenture ............................................................................      $  1,710,060.65
                                                                                                                    ----------------

    11.   The Investor Default Amount for the related Monthly Period .........................................      $  2,526,636.96
                                                                                                                    ----------------

    12.   The Monthly Servicing Fee for the related Monthly Period ...........................................      $    666,666.67
                                                                                                                    ----------------

    13.  Trust yields for the related Monthly Period

        a. The cash yield for the related Monthly Period ......................................................               21.78%
                                                                                                                    ----------------

        b. The default rate for the related Monthly Period ....................................................                7.58%
                                                                                                                    ----------------

        c. The Net Portfolio Yield for the related Monthly Period .............................................               14.20%
                                                                                                                    ----------------

        d.  The Base Rate for the related Monthly Period ......................................................                4.52%
                                                                                                                    ----------------

        e.  The Excess Spread Percentage for the related Monthly Period .......................................                9.68%
                                                                                                                    ----------------

        f.  The Quarterly Excess Spread Percentage for the related Monthly Period .............................               10.13%
                                                                                                                    ----------------

                     i) Excess Spread Percentage related to          Jul-04                                                    9.68%
                                                                                                                    ----------------

                     ii) Excess Spread Percentage related to         Jun-04                                                   11.60%
                                                                                                                    ----------------

                     iii) Excess Spread Percentage related to        May-04                                                    9.11%
                                                                                                                    ----------------

    14.  Floating Rate Determinations:

    LIBOR for the Interest Period from July 20, 2004 through and including August 19, 2004                                  1.42000%
                                                                                                                    ----------------

    15.  Principal Funding Account

        a.  The amount on deposit in the Principal Funding Account on the related
            Payment Date (after taking into consideration deposits and withdraws for the
            related Payment Date) .............................................................................     $             -
                                                                                                                    ----------------

        b.  The Accumulation Shortfall with respect to the related Monthly Period .............................     $             -
                                                                                                                    ----------------

        c.  The Principal Funding Investment Proceeds deposited in the Collection Account to be
            treated as Available Finance Charge Collections ...................................................     $             -
                                                                                                                    ----------------

    16.  Reserve Account

        a.  The amount on deposit in the Reserve Account on the related Payment Date (after taking
            into consideration deposits and withdraws for the related Payment Date) ...........................     $             -
                                                                                                                    ----------------

        b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection
            Account to be treated as Available Finance Charge Collections .....................................     $             -
                                                                                                                    ----------------

        c.  Interest earnings on the Reserve Account deposited into the Collection Account to be
            treated as Available Finance Charge Collections ...................................................     $             -
                                                                                                                    ----------------

    17.  Cash Collateral Account

        a.  The Required Cash Collateral Account Amount on the related Payment Date ...........................        8,000,000.00
                                                                                                                    ----------------

        b.  The Available Cash Collateral Account Amount on the related Payment Date ..........................     $  8,000,000.00
                                                                                                                    ----------------

    18.  Investor Charge-Offs

        a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period .......................     $             -
                                                                                                                    ----------------

        b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date .......................     $             -
                                                                                                                    ----------------

    19.  The Monthly Principal Reallocation Amount for the related Monthly Period .............................     $             -
                                                                                                                    ----------------

                             Advanta Bank Corp.
                             as Servicer

                             By: /s/ SUSAN MCVEIGH
                             Name: Susan McVeigh
                             Title:  Assistant Vice President

EXHIBIT C

CLASS A CUSIP #00761HAT8
CLASS B CUSIP #00761HAU5
CLASS C CUSIP #00761HAV3

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-B
                           PERIOD ENDING JULY 31, 2004

The information which is required to be prepared with respect to the Payment Date of August 20, 2004 and with respect to the performance of the Trust during the period of July 1, 2004 through July 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-B Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to principal payment to the Class A Noteholder ..............   $                 --
                                                                                                               --------------------

     2.  The amount of distribution in respect to principal payment to the Class B Noteholder ..............   $                 --
                                                                                                               --------------------

     3.  The amount of distribution in respect to principal payment to the Class C Noteholder ..............   $                 --
                                                                                                               --------------------

     4.  The amount of distribution in respect to principal payment to the Class D Noteholder ..............   $                 --
                                                                                                               --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The amount of distribution in respect to the Class A Monthly Interest .............................                1.52417
                                                                                                               --------------------

     2.  The amount of distribution in respect to the Class B Monthly Interest .............................                2.64361
                                                                                                               --------------------

     3.  The amount of distribution in respect to the Class C Monthly Interest .............................                4.75333
                                                                                                               --------------------

     4.  The amount of distribution in respect to the Class D Monthly Interest .............................                8.11167
                                                                                                               --------------------

III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

     1.  The total amount of distribution in respect to the Class A Noteholder .............................                1.52417
                                                                                                               --------------------

     2.  The total amount of distribution in respect to the Class B Noteholder .............................                2.64361
                                                                                                               --------------------

     3.  The total amount of distribution in respect to the Class C Noteholder .............................                4.75333
                                                                                                               --------------------

     4.  The total amount of distribution in respect to the Class D Noteholder ..............................               8.11167
                                                                                                               --------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

     1.  The aggregate amount of such Collections with respect to
         Principal Receivables for the Monthly Period preceding such Payment Date ..........................   $     640,232,054.73
                                                                                                               --------------------

     2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
         Receivables for the Monthly Period preceding such Payment Date ....................................   $      54,613,891.73
                                                                                                               --------------------

     3.  Recoveries for the preceding Monthly Period .......................................................   $       1,404,294.40
                                                                                                               --------------------

     4.  The Defaulted Amount for the preceding Monthly Period .............................................   $      19,156,608.91
                                                                                                               --------------------

     5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
         Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
         Receivables for the preceding Monthly Period ......................................................                   6.94%
                                                                                                               --------------------

     6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
         Monthly Period ....................................................................................   $   3,003,007,334.06
                                                                                                               --------------------

     7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
         Monthly Period ....................................................................................   $   3,024,962,804.98
                                                                                                               --------------------

     8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
         beginning of the preceding Monthly Period .........................................................   $      56,494,924.98
                                                                                                               --------------------

     9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
         last day of the preceding Monthly Period ..........................................................   $      58,434,548.70
                                                                                                               --------------------

     10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last
          day of the preceding Monthly Period ..............................................................   $   2,499,750,000.00
                                                                                                               --------------------

     11.  The Transferor Interest as of the last day of the preceding Monthly Period .......................   $     525,212,804.98
                                                                                                               --------------------

     12.  The transferor percentage as of the last day of the preceding Monthly Period .....................                  17.36%
                                                                                                               --------------------

     13.  The Required Transferor Percentage ...............................................................                   7.00%
                                                                                                               --------------------

     14.  The Required Transferor Interest .................................................................   $     211,747,396.35
                                                                                                               --------------------

     15.  The monthly principal payment rate for the preceding Monthly Period ..............................                 21.320%
                                                                                                               --------------------

     16.  The balance in the Excess Funding Account as of the last day of the preceding Monthly
          Period ...........................................................................................   $                 --
                                                                                                               --------------------

     17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such
          Payment Date:

                                                                               Percentage                   Aggregate
                                                                                of Total                     Account
                                                                               Receivables                   Balance
                 (a) Delinquent between 30 days and 59 days                      1.301%                  $40,117,126.09
                 (b) Delinquent between 60 days and 89 days                      1.059%                  $32,664,685.14
                 (c) Delinquent between 90 days and 119 days                     0.919%                  $28,329,430.08
                 (d) Delinquent between 120 days and 149 days                    0.700%                  $21,573,838.40
                 (e) Delinquent between 150 days and 179 days                    0.774%                  $23,877,473.15
                 (f) Delinquent 180 days or greater                              0.000%                  $            -
                                                                                 -----                   ---------------
                 (g) Aggregate                                                   4.753%                  $146,562,552.86
                                                                                 =====                   ===============

V.  Information regarding Series 2003-B

1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2003-B as of the last day of
    the related Monthly Period .............................................................................   $     300,000,000.00
                                                                                                               --------------------

2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2003-B on the last day of
    the related Monthly Period .............................................................................   $     300,000,000.00
                                                                                                               --------------------

                                                                                        NOTE FACTORS

3.  The amount of Principal Receivables in the Trust represented by the Class
    A Note Principal Balance on the last day of the related Monthly Period ..........      1.0000              $     240,000,000.00
                                                                                                               --------------------

4.  The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the related
    Monthly Period ..................................................................      1.0000              $      27,750,000.00
                                                                                                               --------------------


5.  The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the related
    Monthly Period ..................................................................      1.0000              $      21,750,000.00
                                                                                                               --------------------

6.  The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the related
    Monthly Period ..................................................................      1.0000              $      10,500,000.00
                                                                                                               --------------------

7.  The Floating Investor Percentage with respect to the period:

July 1, 2004 through July 26, 2004                                                                                        9.9899856%
                                                                                                               --------------------
July 27, 2004 through July 31, 2004                                                                                       9.8589908%
                                                                                                               --------------------

8.  The Fixed Investor Percentage with respect to the period:

July 1, 2004 through July 26, 2004                                                                                              N/A
                                                                                                               --------------------
July 27, 2004 through July 31, 2004                                                                                             N/A
                                                                                                               --------------------

9. The amount of Investor Principal Collections applicable to Series 2003-B ................................   $      63,798,584.63
                                                                                                               --------------------

10a.  The amount of Available Finance Charge Collections on deposit
      in the Collection Account on the related Payment Date ................................................    $      4,099,359.93
                                                                                                               --------------------

10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
      Section 8.04(a) of the Master Indenture ..............................................................    $      1,345,045.49
                                                                                                               --------------------

11.  The Investor Default Amount for the related Monthly Period ............................................    $      1,894,977.73
                                                                                                               --------------------

12.  The Monthly Servicing Fee for the related Monthly Period ..............................................    $        500,000.00
                                                                                                               --------------------

13.  Trust yields for the related Monthly Period

     a. The cash yield for the related Monthly Period ......................................................                  21.78%
                                                                                                               --------------------

     b. The default rate for the related Monthly Period ....................................................                   7.58%
                                                                                                               --------------------

     c. The Net Portfolio Yield for the related Monthly Period .............................................                14.20%
                                                                                                               --------------------

      d.  The Base Rate for the related Monthly Period ...................................................                     4.51%
                                                                                                               --------------------

      e.  The Excess Spread Percentage for the related Monthly Period ....................................                     9.69%
                                                                                                               --------------------

      f.  The Quarterly Excess Spread Percentage for the related Monthly Period ..........................                    10.14%
                                                                                                               --------------------

          i) Excess Spread Percentage related to                       Jul-04                                                  9.69%
                                                                                                               --------------------

          ii) Excess Spread Percentage related to                      Jun-04                                                 11.61%
                                                                                                               --------------------

          iii) Excess Spread Percentage related to                     May-04                                                  9.12%
                                                                                                               --------------------

14.  Floating Rate Determinations:

LIBOR for the Interest Period from  July 20, 2004 through and including August 19, 2004                                1.42000%
                                                                                                               --------------------

15.  Principal Funding Account

     a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits
         and withdraws for the related Payment Date) .....................................................     $                  -
                                                                                                               --------------------

     b.  The Accumulation Shortfall with respect to the related Monthly Period ...........................     $                  -
                                                                                                               --------------------

     c.  The Principal Funding Investment Proceeds deposited in the Collection
         Account to be treated as Available Finance Charge Collections ...................................     $                  -
                                                                                                               --------------------

16.  Reserve Account

     a.  The amount on deposit in the Reserve Account on the related Payment
         Date (after taking into consideration deposits and withdraws for the
         related Payment Date) ...........................................................................     $                 -
                                                                                                               --------------------

     b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
         Collections .....................................................................................     $                 -
                                                                                                               --------------------

     c.  Interest earnings on the Reserve Account deposited into the Collection
         Account to be treated as Available Finance Charge Collections ...................................     $                 -
                                                                                                               --------------------

17.  Cash Collateral Account

     a.  The Required Cash Collateral Account Amount on the related Payment Date .........................     $       6,750,000.00
                                                                                                               --------------------

     b.  The Available Cash Collateral Account Amount on the related Payment Date ........................     $       6,750,000.00
                                                                                                               --------------------

18.  Investor Charge-Offs

     a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period ....................      $                  -
                                                                                                               --------------------

     b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ....................      $                  -
                                                                                                               --------------------

19.  The Monthly Principal Reallocation Amount for the related Monthly Period ...........................      $                  -
                                                                                                               --------------------

                             Advanta Bank Corp.
                             as Servicer

                             By: /s/ SUSAN MCVEIGH
                             Name: Susan McVeigh
                             Title:  Assistant Vice President

EXHIBIT C

CLASS A-1 CUSIP #00761HAW1
CLASS A-2 CUSIP #00761HAX9
CLASS B   CUSIP #00761HAY7
CLASS C-1 CUSIP #00761HBA8
CLASS C-2 CUSIP #00761HBB6


                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-C
                           PERIOD ENDING JULY 31, 2004


The information which is required to be prepared with respect to the Payment Date of August 20, 2004 and with respect to the performance of the Trust during the period of July 1, 2004 through July 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-C Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to principal payment to the Class A-1 Noteholders ...............   $               -
                                                                                                                  -----------------
    2.  The amount of distribution in respect to principal payment to the Class A-2 Noteholders ...............   $               -
                                                                                                                  -----------------
    3.  The amount of distribution in respect to principal payment to the Class B Noteholders .................   $               -
                                                                                                                  -----------------
    4.  The amount of distribution in respect to principal payment to the Class C-1 Noteholders ...............   $               -
                                                                                                                  -----------------
    5.  The amount of distribution in respect to principal payment to the Class C-2 Noteholders ...............   $               -
                                                                                                                  -----------------
    6.  The amount of distribution in respect to principal payment to the Class D Noteholders .................   $               -
                                                                                                                  -----------------


II. Information regarding the current monthly interest distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to the Class A-1 Monthly Interest ...............................   $         1.49278
                                                                                                                  -----------------
    2.  The amount of distribution in respect to the Class A-2 Monthly Interest ...............................   $         1.42083
                                                                                                                  -----------------
    3.  The amount of distribution in respect to the Class B Monthly Interest .................................   $         2.51444
                                                                                                                  -----------------
    4.  The amount of distribution in respect to the Class C-1 Monthly Interest ...............................   $         4.62417
                                                                                                                  -----------------
    5.  The amount of distribution in respect to the Class C-2 Monthly Interest ...............................   $         4.95833
                                                                                                                  -----------------
    6.  The amount of distribution in respect to the Class D Monthly Interest .................................   $         7.25056
                                                                                                                  -----------------


III.  Information regarding the total monthly distribution to the Noteholders
      (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The total amount of distribution in respect to the Class A-1 Noteholders ..............................   $         1.49278
                                                                                                                  -----------------
    2.  The total amount of distribution in respect to the Class A-2 Noteholders ..............................   $         1.42083
                                                                                                                  -----------------
    3.  The total amount of distribution in respect to the Class B Noteholders ................................   $         2.51444
                                                                                                                  -----------------
    4.  The total amount of distribution in respect to the Class C-1 Noteholders ..............................   $         4.62417
                                                                                                                  -----------------
    5.  The total amount of distribution in respect to the Class C-2 Noteholders ..............................   $         4.95833
                                                                                                                  -----------------
    6.  The total amount of distribution in respect to the Class D Noteholders ................................   $         7.25056
                                                                                                                  -----------------


IV.  Information regarding the performance of the Advanta Business Card Master Trust

    1.  The aggregate amount of such Collections with respect to Principal Receivables for the
        Monthly Period preceding such Payment Date ............................................................   $  640,232,054.73
                                                                                                                  -----------------

    2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
        Receivables for the Monthly Period preceding such Payment Date ........................................   $   54,613,891.73
                                                                                                                  -----------------

    3.  Recoveries for the preceding Monthly Period ...........................................................   $    1,404,294.40
                                                                                                                  -----------------

    4.  The Defaulted Amount for the preceding Monthly Period .................................................   $   19,156,608.91
                                                                                                                  -----------------

    5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
        Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
        Receivables for the preceding Monthly Period ..........................................................                6.94%
                                                                                                                  -----------------

    6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
        Monthly Period ........................................................................................   $3,003,007,334.06
                                                                                                                  -----------------

    7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
        Monthly Period ........................................................................................   $3,024,962,804.98
                                                                                                                  -----------------

    8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
        beginning of the preceding Monthly Period .............................................................   $   56,494,924.98
                                                                                                                  -----------------

    9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
        last day of the preceding Monthly Period ..............................................................   $   58,434,548.70
                                                                                                                  -----------------

    10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
         of the preceding Monthly Period ......................................................................   $2,499,750,000.00
                                                                                                                  -----------------

    11.  The Transferor Interest as of the last day of the preceding Monthly Period ...........................   $  525,212,804.98
                                                                                                                  -----------------

    12.  The transferor percentage as of the last day of the preceding Monthly Period .........................               17.36%
                                                                                                                  -----------------

    13.  The Required Transferor Percentage ...................................................................                7.00%
                                                                                                                  -----------------

    14.  The Required Transferor Interest .....................................................................   $  211,747,396.35
                                                                                                                  -----------------

    15.  The monthly principal payment rate for the preceding Monthly Period ..................................              21.320%
                                                                                                                  -----------------

    16.  The balance in the Excess Funding Account as of the last day of the
         preceding Monthly Period .............................................................................   $               -
                                                                                                                  -----------------

    17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                Percentage                Aggregate
                                                                 of Total                  Account
                                                               Receivables                 Balance
                                                             ---------------           ---------------
           (a) Delinquent between 30 days and 59 days             1.301%               $ 40,117,126.09
           (b) Delinquent between 60 days and 89 days             1.059%               $ 32,664,685.14
           (c) Delinquent between 90 days and 119 days            0.919%               $ 28,329,430.08
           (d) Delinquent between 120 days and 149 days           0.700%               $ 21,573,838.40
           (e) Delinquent between 150 days and 179 days           0.774%               $ 23,877,473.15
           (f) Delinquent 180 days or greater                     0.000%               $             -
                                                                  -----                ---------------
           (g) Aggregate                                          4.753%               $146,562,552.86
                                                                  =====                ===============

V.  Information regarding Series 2003-C

    1.  The amount of Principal Receivables in the Trust  represented by the Invested Amount of
        Series 2003-C as of the last day of the related Monthly Period ........................................   $  300,000,000.00
                                                                                                                  -----------------

    2.  The amount of Principal Receivables in the Trust represented by the
        Adjusted Invested Amount of Series 2003-C on the last day of the related Monthly Period ...............   $  300,000,000.00
                                                                                                                  -----------------
                                                                                                  NOTE FACTORS
    3.  The amount of Principal Receivables in the Trust represented by the Class
        A-1 Note Principal Balance on the last day of the related Monthly Period ...............      1.0000      $  210,000,000.00
                                                                                                                  -----------------

    4.  The amount of Principal Receivables in the Trust represented by the Class
        A-2 Note Principal Balance on the last day of the related Monthly Period ...............      1.0000      $   30,000,000.00
                                                                                                                  -----------------

    5.  The amount of Principal Receivables in the Trust represented by the Class
        B Note Principal Balance on the last day of the related Monthly Period .................      1.0000      $   27,750,000.00
                                                                                                                  -----------------

    6.  The amount of Principal Receivables in the Trust represented by the Class
        C-1 Note Principal Balance on the last day of the related Monthly Period ...............      1.0000      $   10,000,000.00
                                                                                                                  -----------------

    7.  The amount of Principal Receivables in the Trust represented by the Class
        C-2 Note Principal Balance on the last day of the related Monthly Period ...............      1.0000      $   11,750,000.00
                                                                                                                  -----------------

    8.  The amount of Principal Receivables in the trust represented by the Class D
        Note Principal Balance on the last day of the related Monthly Period ...................      1.0000      $   10,500,000.00
                                                                                                                  -----------------

    9.  The Floating Investor Percentage with respect to the period:

    July 1, 2004 through July 26, 2004                                                                                    9.9899856%
                                                                                                                  -----------------
    July 27, 2004 through July 31, 2004                                                                                   9.8589908%
                                                                                                                  -----------------

    10.  The Fixed Investor Percentage with respect to the period:

    July 1, 2004 through July 26, 2004                                                                                          N/A
                                                                                                                  -----------------
    July 27, 2004 through July 31, 2004                                                                                         N/A
                                                                                                                  -----------------

    11. The amount of Investor Principal Collections applicable to Series 2003-C ..............................   $   63,798,584.63
                                                                                                                  -----------------

    12a.  The amount of Available Finance Charge Collections on deposit in the
          Collection Account on the related Payment Date ......................................................   $    4,099,359.93
                                                                                                                  -----------------

    12b.  The amount of Available Finance Charge Collections not on deposit in the
          Collection Account on the related Payment Date pursuant to Section 8.04(a) of the
          Master Indenture ....................................................................................   $    1,345,045.49
                                                                                                                  -----------------

    13.  The Investor Default Amount for the related Monthly Period ...........................................   $    1,894,977.73
                                                                                                                  -----------------

    14.  The Monthly Servicing Fee for the related Monthly Period .............................................   $      500,000.00
                                                                                                                  -----------------

    15.  Trust yields for the related Monthly Period

           a. The cash yield for the related Monthly Period ...................................................               21.78%
                                                                                                                  -----------------

           b. The default rate for the related Monthly Period. ................................................                7.58%
                                                                                                                  -----------------

           c. The Net Portfolio Yield for the related Monthly Period ..........................................               14.20%
                                                                                                                  -----------------

           d.  The Base Rate for the related Monthly Period ...................................................                4.43%
                                                                                                                  -----------------

           e.  The Excess Spread Percentage for the related Monthly Period ....................................                9.77%
                                                                                                                  -----------------

           f.  The Quarterly Excess Spread Percentage for the related Monthly Period ..........................               10.21%
                                                                                                                  -----------------

                    i) Excess Spread Percentage related to                 Jul-04                                              9.77%
                                                                                                                  -----------------

                    ii) Excess Spread Percentage related to                Jun-04                                             11.66%
                                                                                                                  -----------------

                    iii) Excess Spread Percentage related to               May-04                                              9.21%
                                                                                                                  -----------------

    16.  Floating Rate Determinations:

     Average Federal Funds Rate for the Interest Period from  July 20, 2004 through and
     including August 19, 2004                                                                                              1.33355%
                                                                                                                  -----------------
     LIBOR for the Interest Period from July 20, 2004 through and including August 19, 2004                                 1.42000%
                                                                                                                  -----------------

    Federal Funds Rate in effect for each day during the interest period of July 20, 2004 through and including August 19, 2004

    July 20    1.25%    July 28      1.27%     August 5      1.22%     August 13      1.51%
    July 21    1.25%    July 29      1.29%     August 6      1.30%     August 14      1.51%
    July 22    1.25%    July 30      1.30%     August 7      1.30%     August 15      1.51%
    July 23    1.26%    July 31      1.30%     August 8      1.30%     August 16      1.48%
    July 24    1.26%    August 1     1.30%     August 9      1.32%     August 17      1.43%
    July 25    1.26%    August 2     1.29%     August 10     1.35%     August 18      1.43%
    July 26    1.25%    August 3     1.28%     August 11     1.43%     August 19      1.43%
    July 27    1.27%    August 4     1.24%     August 12     1.50%

    17.  Principal Funding Account

           a.  The amount on deposit in the Principal Funding Account on the related Payment
               Date (after taking into consideration deposits and withdraws for the related
               Payment Date) ..................................................................................   $               -
                                                                                                                  -----------------

           b.  The Accumulation Shortfall with respect to the related Monthly Period ..........................   $               -
                                                                                                                  -----------------

           c.  The Principal Funding Investment Proceeds deposited in the Collection
               Account to be treated as Available Finance Charge Collections ..................................   $               -
                                                                                                                  -----------------

    18.  Reserve Account

           a.  The amount on deposit in the Reserve Account on the related Payment Date (after
               taking into consideration deposits and withdraws for the related Payment Date) .................   $               -
                                                                                                                  -----------------

           b.  The Reserve Draw Amount for the related Monthly Period deposited into
               the Collection Account to be treated as Available Finance Charge Collections ...................   $               -
                                                                                                                  -----------------

           c.  Interest earnings on the Reserve Account deposited into the Collection
               Account to be treated as Available Finance Charge Collections ..................................   $               -
                                                                                                                  -----------------

    19.  Cash Collateral Account

           a.  The Required Cash Collateral Account Amount on the related Payment Date ........................   $    6,750,000.00
                                                                                                                  -----------------

           b.  The Available Cash Collateral Account Amount on the related Payment Date .......................   $    6,750,000.00
                                                                                                                  -----------------

    20.  Investor Charge-Offs

           a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period ....................   $               -
                                                                                                                  -----------------

           b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ....................   $               -
                                                                                                                  -----------------

    21.  The Monthly Principal Reallocation Amount for the related Monthly Period .............................   $               -
                                                                                                                  -----------------


                               Advanta Bank Corp.
                                  as Servicer

                             By: /s/ SUSAN MCVEIGH
                              Name: Susan McVeigh
                        Title:  Assistant Vice President

EXHIBIT C

CLASS A CUSIP #00761HBC4
CLASS B CUSIP #00761HBD2
CLASS C CUSIP #00761HBE0

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-D
                           PERIOD ENDING JULY 31, 2004

The information which is required to be prepared with respect to the Payment Date of August 20, 2004 and with respect to the performance of the Trust during the period of July 1, 2004 through July 31, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-D Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to principal payment to the Class A Noteholder ...............   $                 --
                                                                                                               --------------------

    2.  The amount of distribution in respect to principal payment to the Class B Noteholder ...............   $                 --
                                                                                                               --------------------

    3.  The amount of distribution in respect to principal payment to the Class C Noteholder ...............   $                 --
                                                                                                               --------------------

    4.  The amount of distribution in respect to principal payment to the Class D Noteholder ...............   $                 --
                                                                                                               --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to the Class A Monthly Interest ..............................                1.45528
                                                                                                               --------------------

    2.  The amount of distribution in respect to the Class B Monthly Interest ..............................                2.21306
                                                                                                               --------------------

    3.  The amount of distribution in respect to the Class C Monthly Interest ..............................                3.72000
                                                                                                               --------------------

    4.  The amount of distribution in respect to the Class D Monthly Interest ..............................                7.68111
                                                                                                               --------------------

III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The total amount of distribution in respect to the Class A Noteholder ..............................                1.45528
                                                                                                               --------------------

    2.  The total amount of distribution in respect to the Class B Noteholder ..............................                2.21306
                                                                                                               --------------------

    3.  The total amount of distribution in respect to the Class C Noteholder ..............................                3.72000
                                                                                                               --------------------

    4.  The total amount of distribution in respect to the Class D Noteholder ..............................                7.68111
                                                                                                               --------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

    1.  The aggregate amount of such Collections with respect to Principal Receivables for the
        Monthly Period preceding such Payment Date .........................................................   $     640,232,054.73
                                                                                                               --------------------

    2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
        Receivables for the Monthly Period preceding such Payment Date .....................................   $      54,613,891.73
                                                                                                               --------------------

    3.  Recoveries for the preceding Monthly Period ........................................................   $       1,404,294.40
                                                                                                               --------------------

    4.  The Defaulted Amount for the preceding Monthly Period ..............................................   $      19,156,608.91
                                                                                                               --------------------

    5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the average Receivables
        for the preceding Monthly Period ...................................................................                   6.94%
                                                                                                               --------------------

    6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
        Monthly Period .....................................................................................   $   3,003,007,334.06
                                                                                                               --------------------

    7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
        Monthly Period .....................................................................................   $   3,024,962,804.98
                                                                                                               --------------------

    8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the beginning
        of the preceding Monthly Period ....................................................................   $      56,494,924.98
                                                                                                               --------------------

    9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
        day of the preceding Monthly Period ................................................................   $      58,434,548.70
                                                                                                               --------------------

    10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
         of the preceding Monthly Period ...................................................................   $   2,499,750,000.00
                                                                                                               --------------------

    11.  The Transferor Interest as of the last day of the preceding Monthly Period ........................   $     525,212,804.98
                                                                                                               --------------------

    12.  The transferor percentage as of the last day of the preceding Monthly Period ......................                  17.36%
                                                                                                               --------------------

    13.  The Required Transferor Percentage ................................................................                   7.00%
                                                                                                               --------------------

    14.  The Required Transferor Interest ..................................................................   $     211,747,396.35
                                                                                                               --------------------

    15.  The monthly principal payment rate for the preceding Monthly Period ...............................                 21.320%
                                                                                                               --------------------

    16.  The balance in the Excess Funding Account as of the last day of the preceding Monthly Period ......   $                 --
                                                                                                               --------------------

    17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                       Percentage                         Aggregate
                                                                        of Total                           Account
                                                                       Receivables                         Balance
        (a) Delinquent between 30 days and 59 days                       1.301%                       $ 40,117,126.09
        (b) Delinquent between 60 days and 89 days                       1.059%                       $ 32,664,685.14
        (c) Delinquent between 90 days and 119 days                      0.919%                       $ 28,329,430.08
        (d) Delinquent between 120 days and 149 days                     0.700%                       $ 21,573,838.40
        (e) Delinquent between 150 days and 179 days                     0.774%                       $ 23,877,473.15
        (f) Delinquent 180 days or greater                               0.000%                       $             -
                                                                         -----                        ---------------
        (g) Aggregate                                                    4.753%                       $146,562,552.86
                                                                         =====                        ===============

V.  Information regarding Series 2003-D

    1.  The amount of Principal Receivables in the Trust represented by the Invested
        Amount of Series 2003-D as of the last day of the related Monthly Period ..........................    $     400,000,000.00
                                                                                                               --------------------

    2.  The amount of Principal Receivables in the Trust represented by the Adjusted
        Invested Amount of Series 2003-D on the last day of the related Monthly Period ....................    $     400,000,000.00
                                                                                                               --------------------
                                                                                              NOTE FACTORS

    3.  The amount of Principal Receivables in the Trust represented by the Class A Note
        Principal Balance on the last day of the related Monthly Period ....................     1.0000        $     320,000,000.00
                                                                                                               --------------------

    4.  The amount of Principal Receivables in the Trust represented by the Class B Note
        Principal Balance on the last day of the related Monthly Period ....................     1.0000        $      37,000,000.00
                                                                                                               --------------------

    5.  The amount of Principal Receivables in the Trust represented by the Class C Note
        Principal Balance on the last day of the related Monthly Period ....................     1.0000        $      29,000,000.00
                                                                                                               --------------------

    6.  The amount of Principal Receivables in the trust represented by the Class D Note
        Principal Balance on the last day of the related Monthly Period ....................     1.0000        $      14,000,000.00
                                                                                                               --------------------

    7.  The Floating Investor Percentage with respect to the period:

    July 1, 2004 through July 26, 2004                                                                                   13.3199808%
                                                                                                               --------------------
    July 27, 2004 through July 31, 2004                                                                                  13.1453210%
                                                                                                               --------------------

    8.  The Fixed Investor Percentage with respect to the period:

    July 1, 2004 through July 26, 2004                                                                                         N/A
                                                                                                               --------------------
    July 27, 2004 through July 31, 2004                                                                                        N/A
                                                                                                               --------------------

    9. The amount of Investor Principal Collections applicable to Series 2003-D ...........................    $      85,064,779.42
                                                                                                               --------------------

    10a.  The amount of Available Finance Charge Collections on deposit
          in the Collection Account on the related Payment Date ...........................................    $       5,465,813.24
                                                                                                               --------------------

    10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
          Section 8.04(a) of the Master Indenture .........................................................    $       1,793,393.98
                                                                                                               --------------------

    11.  The Investor Default Amount for the related Monthly Period .......................................    $       2,526,636.96
                                                                                                               --------------------

    12.  The Monthly Servicing Fee for the related Monthly Period .........................................    $         666,666.67
                                                                                                               --------------------

    13.  Trust yields for the related Monthly Period

         a. The cash yield for the related Monthly Period .................................................                   21.78%
                                                                                                               --------------------

         b. The default rate for the related Monthly Period ...............................................                    7.58%
                                                                                                               --------------------

         c. The Net Portfolio Yield for the related Monthly Period ........................................                   14.20%
                                                                                                               --------------------

         d. The Base Rate for the related Monthly Period ..................................................                    4.29%
                                                                                                               --------------------

         e. The Excess Spread Percentage for the related Monthly Period ...................................                    9.91%
                                                                                                               --------------------

        f.  The Quarterly Excess Spread Percentage for the related Monthly Period ..........................                  10.36%
                                                                                                               --------------------

            i) Excess Spread Percentage related to                       Jul-04                                                9.91%
                                                                                                               --------------------

            ii) Excess Spread Percentage related to                      Jun-04                                               11.81%
                                                                                                               --------------------

            iii) Excess Spread Percentage related to                     May-04                                                9.35%
                                                                                                               --------------------

    14.  Floating Rate Determinations:

    LIBOR for the Interest Period from July 20, 2004 through and including August 19, 2004 .................                1.42000%
                                                                                                               --------------------
    15.  Principal Funding Account

        a.  The amount on deposit in the Principal Funding Account on the related
            Payment Date (after taking into consideration deposits
            and withdraws for the related Payment Date) ....................................................   $                 -
                                                                                                               --------------------

        b.  The Accumulation Shortfall with respect to the related Monthly Period ..........................
                                                                                                               --------------------

        c.  The Principal Funding Investment Proceeds deposited in the Collection
            Account to be treated as Available Finance Charge Collections ..................................   $                  -
                                                                                                               --------------------

    16.  Reserve Account

        a.  The amount on deposit in the Reserve Account on the related Payment
            Date (after taking into consideration deposits and withdraws for the
            related Payment Date) ..........................................................................   $                  -
                                                                                                               --------------------

        b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
            Collections ....................................................................................   $                  -
                                                                                                               --------------------

        c.  Interest earnings on the Reserve Account deposited into the Collection
            Account to be treated as Available Finance Charge Collections ..................................   $                  -
                                                                                                               --------------------

    17.  Cash Collateral Account

        a.  The Required Cash Collateral Account Amount on the related Payment Date ........................   $       9,000,000.00
                                                                                                               --------------------

        b.  The Available Cash Collateral Account Amount on the related Payment Date .......................   $       9,000,000.00
                                                                                                               --------------------

    18.  Investor Charge-Offs

        a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period ....................   $                  -
                                                                                                               --------------------

        b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ....................   $                  -
                                                                                                               --------------------

    19.  The Monthly Principal Reallocation Amount for the related Monthly Period ..........................   $                  -
                                                                                                               --------------------

                        Advanta Bank Corp.
                        as Servicer

                        By: /s/ SUSAN MCVEIGH
                        Name: Susan McVeigh
                        Title:  Assistant Vice President